SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2020

PALAYAN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55348	83-4575865
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9300 Conroy Windermere Rd. #3250

Windermere, FL 34786

(407) 536-9422

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLYN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 2.01 Completion of Acquisition or Disposition of Assets

Recission of Exchange Agreement

On November 18, 2020, our Board of Directors voted unanimously to rescind the Exchange Agreement, to return the parties to their respective positions prior to entering into such agreement, to the extent possible, including returning the SMG-Gold shares to SMG, and placing a Stop Transfer Order with our transfer agent for the 4,000,000 shares of our common stock issued to Bulat.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Palayan Resources, Inc.

Dated: November 20, 2020		/s/James Jenkins
	By:	James Jenkins
	Its:	Chief Executive Officer

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